                                                                     Exhibit 4.1

NUMBER                               AMCC                           COMMON STOCK
                      APPLIED MICRO CIRCUITS CORPORATION               SHARES

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP 03822W 10 9

                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
--------------------------------------------------------------------------------
This certifies that


is the record holder of
--------------------------------------------------------------------------------
 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

===================== APPLIED MICRO CIRCUITS CORPORATION =======================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                  [AMCC SEAL]

[SIGNATURE APPEARS HERE]                                [SIGNATURE APPEARS HERE]

      SECRETARY                                                 PRESIDENT


                                   COUNTERSIGNED AND REGISTERED
                                        HARRIS TRUST COMPANY OF CALIFORNIA
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                   BY
                                                            AUTHORIZED SIGNATURE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common              UNIF GIFT MIN ACT - _____________ Custodian ___________________
TEN ENT - as tenants by the entireties                            (Cust)                   (Minor)
JT TEN  - as joint tenants with right                          under Uniform Gifts to Minors
          of survivorship and not as                           Act _______________________________________
          tenants in common                                                     (State)
                                            UNIF TRF MIN ACT - ________________ Custodian (until age) ____
                                                               ________________ under Uniform Transfers
                                                                  (Minor)
                                                               to Minors Act _____________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                  X ____________________________________________

                                  X ____________________________________________

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By ______________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION
   (BANKS, STOCKBROKERS, SAVINGS AND LOAN
   ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM, PURSUANT
   TO S.E.C. RULE 17Ad-15.